Exhibit 99.3

Phenotype of Fabry Disease in Patients with Mutations Amenable to Migalastat Hughes, D1, Bichet, DG2, Germain DP3, Giugliani R4, Schiffmann R5, Wilcox W6, Castelli J7, Benjamin E7, Skuban N7, and Barth J7 1 University College London, London, UK; 2Hôpital du Sacré-Coeur, University of Montreal, Canada; 3Hôpital Raymond Poincaré (AP-HP), University of Versailles – St. Quentin en Yvelines (UVSQ), Garches, France; 4Medical Genetics Service, HCPA/UFRGS Porto Alegre, Brazil; 4Royal Free Campus, University College London, London, UK; 5Baylor Research Institute, Dallas, TX; 6Department of Human Genetics, Emory University, Georgia; 8Amicus Therapeutics, 1 Cedar Brook Drive, Cranbury, NJ, USA Introduction Clinical Phenotypes Among mutations characterized in the literature, a majority (64%) of patients in the Phase 3 studies had mutations associated with the classical phenotype. Patients Had Significant Baseline Disease Severity Fabry Disease • A devastating X-linked inherited disorder caused by the functional deficiency of lysosomal galactosidase A (-Gal A), with accumulation of glycosphingolipids, including globotriaosylceramide (GL-3), leading to impairment of kidney, heart, brain, and premature death. • More than 800 disease-causing mutations in GLA have been identified (~60% missense). • Affects males and females; females have mosaic of healthy and diseased cells. Migalastat for Fabry Disease • Kidney GL-3 Study 011: Amenable mutations of patients and the corresponding clinical phenotype, based on the medical literature Coronary GL-3 • Binds to Gal A, increasing its physical stability, lysosomal trafficking, and cellular activity. First-in-class orally administered (QOD) pharmacological chaperone being developed as a targeted medicine for the treatment of Fabry disease in patients with amenable GLA mutations. Between 30-50% of people with Fabry disease express mutant forms of -Gal A that are amenable to migalastat, based on an in vitro GLP-validated Migalastat Amenability Assay. • • AT1001; Migalastat HCl; Deoxygalactonojirimycin • Overall, 91% of patients had Fabry disease involvement in 2 organ systems, indicating significant disease burden. In Study 011, all patients had clinical manifestations, and 90% of patients had renal involvement, 52% had cardiac involvement, and 54% had CNS involvement. In Study 012, all patients had clinical disease manifestations, and 75% of patients had renal involvement, 72% had cardiac involvement, and 53% had CNS involvement. DESIGN of AT1001-011 (FACETS, NCT00925301) • Key Inclusion/Exclusion Criteria: • • Males and females, 16 to 74 years, diagnosed with Fabry disease. Amenable GLA mutation. Naïve to ERT or have not received ERT for 6 months before screening. eGFR (MDRD) at screening 30 ml/min/1.73 m2. Urine GL-3 at screening 4 times the upper limit of normal (24-hour collection). Subjects taking ACE inhibitors, ARBs, or renin inhibitors on a stable dose for at 4 weeks before screening. • • Patients Enrolled in the Migalastat Phase 3 Studies Are Comparable With Fabry Disease Patients Currently Receiving ERT • • BASELINE Study 012: Amenable mutations of patients and the corresponding clinical phenotype, based on the medical literature • DESIGN of AT1001-012 (ATTRACT, NCT01218659) Key Inclusion/Exclusion Criteria: • Males and females, 16 to 74 years, diagnosed with Fabry disease. Amenable GLA mutation Initiated treatment with ERT at least 12 months prior to baseline visit. Stable ERT dose for 3 months prior to baseline visit and 80% of labeled dose. eGFR (MDRD) at screening 30 ml/min/1.73 m2. Subjects taking ACE inhibitors, ARBs, or renin inhibitors on a stable dose for 4 weeks before screening. • • • Summary and Conclusions • • •The very high proportion of patients with multi-organ system involvement in the Phase 3 studies of migalastat (Studies 011 and 012), associated elevated plasma lyso-Gb3 and low -Gal A activity in patients not receiving ERT, indicate substantial disease burden in this population. Methods TESTING OF GENOTYPES FOR AMENABILITY: Patients had Low -Gal A Activity and Elevated Plasma Lyso-Gb3 Levels Low residual -Gal A activity in male patients and elevated levels of plasma lyso-Gb3 in males and females have been associated with the classical Fabry phenotype (Desnick, Brady et al., 2003; Wilcox, Oliveira et al., 2008; Rombach, Dekker et al., 2010). • A majority of patients in the Phase 3 migalastat studies had a phenotype associated with the classical phenotype. • 600 Fabry disease-causing mutations were expressed in transfected HEK-293 cells and -Gal A activity was measured in the presence and absence of 10 µM migalastat. Amenable mutant forms were defined by a 1.20-fold relative increase and a 3.0% wild-type absolute increase in the presence of 10 µM migalastat. 268 amenable mutations were identified. • • Patients enrolled in the migalastat Phase 3 studies are comparable with the current Fabry disease population being treated with ERT, as reflected in both the Fabry Outcome Survey (Mehta, Beck et al., 2009) and the Fabry Registry (Eng, Fletcher et al., 2007; 2014). • • • In Study 011, >90% of patients had plasma lyso-Gb levels comparable 3 to patients with a classical phenotype (Rombach, Dekker et al., 2010); 91% of males had plasma lyso-Gb3 >51 nM; 94% of females had plasma PHENOTYPE : Acknowledgments • Proportions of patients enrolled in Studies 011 and 012 with disease-related involvement of 2 organ systems were determined. Patient’s phenotypes (classical/non-classical) were assessed based on the medical literature definition of genotypes. The classical Fabry phenotype has been used to described patients with early onset, low residual -Gal A activity (in male patients), elevated plasma lyso-Gb3, and multiple organ-system disease. lyso-Gb >1.19 nM. • Patients and their families Patrick Deegan David Dimmock Fatih Ezgu Francois Eyskens Ulla Feldt-Rasmussen Claudio Feliciani Ana Jovanovic David Koeller Nicola Longo Robin Lachmann Charles Lourenco Joel Charrow Takashi Hamazaki Ichiei Narita Khan Nedd Kathleen Nicholls Toya Ohashi Iacopo Olivotto Seymour Packman Norio Sakai Raphael Schiffmann C. Ronald Scott Suma Shankar Katherine Sims Gere Sunder-Plassmann Akemi Tanaka Mark Thomas Roser Torra Ahmad Tuffaha Stephen Waldek William Wilcox 3 • • • • • • • Hernan Amartino Daniel Bichet Drago Bratkovic David Finegold Gerard Vockley Dominique Germain Pilar Giraldo Majed Dasouki Ozlem Goker-Alpan Roberto Giugliani Eric Hachulla Derralynn Hughes Charles Jeanette Robert Colvin Usama Sharaf El Din Maryam Banikazemi • • 44% of males had baseline Gal A Activity <1% of normal, and 87% had baseline activity <3% of normal. • (Due to previous ERT treatment in patients entering Study 012, enzyme activity and plasma lyso-Gb3 levels were confounded.) Study AT1001-012: A Randomized, Open-Label Study To Compare The Efficacy and Safety Of Migalastat and Enzyme Replacement Therapy (ERT) in Patients With Fabry Disease and Migalastat-Responsive GLA Mutations, Who Were Previously Treated With ERT Baseline Characteristics in Phase 3 Migalastat Studies Versus ERT Registries Migalastat HCl 150 mg Every-Other-Day (QOD) Placebo QOD MONTH MONTH 612 Stage 1Stage 2Optional Extension 6 Months 6 Months 12 Months Double-Blind Open-Label Kidney biopsy Screening 1:1 Randomization Stratified by Sex Double-Blind Open-Label Migalastat HCl 150 mg QOD 2 Months Study AT1001-011: A Double-Blind, Randomized, Placebo-Controlled Study to Evaluate the Efficacy, Safety and Pharmacodynamics of Migalastat HCl in Patients With Fabry Disease and Amenable GLA Mutations